SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus Dated July 16, 2012

Effective immediately, for the SunAmerica Dynamic Strategy Portfolio (the “Portfolio”), in the Portfolio Summary, in the Investment Adviser section, the disclosure regarding the portfolio managers is supplemented by adding the following:

Name	Portfolio Manager of the Fund-of-Funds Component of the Portfolio Since	Title
Kara Murphy, CFA	2012	Portfolio Manager

Date: August 16, 2012